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                                                                   EXHIBIT 10.20

                      FIRST AMENDMENT TO LOAN AGREEMENT
                      ---------------------------------

     FIRST AMENDMENT TO LOAN AGREEMENT dated as of May 23, 1997, by and between NU HORIZONS ELECTRONICS CORP., a Delaware corporation having its executive offices at 70 Maxess Road, Melville, New York (the "Company") and MELLON BANK, N.A., a national banking association, having offices at 701 Market Street, Philadelphia, Pennsylvania 19103 ("Mellon") and KEYBANK NATIONAL ASSOCIATION, a national banking association, having offices at 127 Public Square, Cleveland, Ohio 44114 ("Key"; Mellon and Key, collectively, the "Banks")).

                                 RECITALS
                                 --------

     The Company and the Banks entered into a Loan Agreement dated as of May 23, 1997 (the "Loan Agreement"), pursuant to which certain financial accommodations were made available by the Banks to the Company. Unless otherwise expressly provided herein, all capitalized terms used in this First Amendment shall have the respective meanings ascribed to such terms in the Loan Agreement.

     The Company has requested that the Banks modify certain of the terms set forth in the Loan Agreement and the Banks are willing to comply with such request but only upon and subject to the following terms and conditions.

     NOW THEREFORE, in consideration of the premises and mutual covenants and promises exchanged herein, the parties hereto mutually agree as follows:

     1. Section 7.1 of the Agreement is hereby deleted and the following is substituted therefor:

               "7.1  Indebtedness for Borrowed Money.  Incur, or permit to
                     -------------------------------
     exist, any indebtedness for borrowed money except (i) indebtedness incurred pursuant to borrowings hereunder, (ii) purchase money indebtedness secured by Liens described in Section 7.2(iv) hereof, (iii) indebtedness existing on the date hereof and reflected in the financial statements referred to in
     Section 3.1 hereof and extensions, renewals and refinancings thereof (without increase in principal amount) other than amounts owing to Fleet Bank, N.A. under a revolving credit facility which shall be repaid in full and terminated prior to or on the date hereof, (iv) indebtedness incurred in the ordinary course of business exclusive of that incurred in the borrowing of money, (v) the Subordinated Indebtedness, (vi) indebtedness owing to Mellon in a principal amount not to exceed $3,000,000 pursuant to that certain loan agreement dated October 10, 1997 between Mellon and the Company (the
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     "ESOP Loan Agreement") and (vii) other indebtedness which shall not exceed in the aggregate, for the Borrower and all Subsidiaries, at any time outstanding, the sum of $500,000."

     2. Section 7.3 of the Agreement is hereby deleted and the following is substituted therefor:

               "7.3  Loans and Investments.  Lend or advance money, credit or
                     ---------------------
     property to or invest in (by capital contribution, loan, purchase or otherwise) any firm, corporation, or other Person except (i) investments in United States Government obligations, certificates of deposit of any banking institution with combined capital and surplus of at least $200,000,000 and commercial paper of the highest credit rating given by Moody's Investors Service, Inc. or Standard and Poors Corporation, (ii) each Borrower may make loans provided that the aggregate thereof at any time outstanding and owing by any one Person shall not exceed $100,000,
     (iii) investments in stocks, securities and assets of other corporations in connection with any transaction not otherwise qualifying as a Permitted Acquisition, the result of which will constitute an investment by the Borrower in a new Subsidiary or a merger in which the Borrower is the surviving corporation; provided, however, that the aggregate of such investments shall not exceed $1,000,000, and provided, further, that the Borrower shall cause any new Subsidiary which is so acquired to guarantee payment to the Banks of all of the Borrower's obligations arising hereunder, (iv) Permitted Acquisitions and (v) the ESOP Loans as defined in and in accordance with the ESOP Loan Agreement."

     3.  It is expressly understood and agreed that all   collateral security
for the Loans and other extensions of credit set forth in the Loan Agreement prior to the amendments provided for herein is and shall continue to be collateral security for the Loans and other extensions of credit provided in the Loan Agreement as herein amended. Without limiting the generality of the foregoing, the Company hereby absolutely and unconditionally confirms that (i) each document and instrument executed by the Company pursuant to the Loan Agreement continues in full force and effect, is ratified and confirmed and is and shall continue to be applicable to the Loan Agreement (as herein amended) and (ii) the Notes are hereby ratified and confirmed and shall remain in full force and effect in accordance with their respective terms.

     4. In order to induce the Banks to enter into this First Amendment to Loan Agreement, the Company represents and warrants to the Banks that each of its representations and warranties made in the Loan Agreement is true and correct as of the date hereof except

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as otherwise set forth in writing(s) to which the
Banks are parties.

     5. No modifications or waiver or any provisions of the Loan Agreement or any other agreement or instrument made or issued pursuant thereto or contemplated thereby, nor consent to any departure by the Company therefore shall, in any event, be effective unless made in writing and signed by the Banks and the Company, and then any such modification or waiver shall be effective only in the specific instance and for the purpose for which given unless otherwise specified therein. No notice to, or demand on, the Company in any case shall, of itself, entitle it to any further notice or demand in similar or other circumstances.

     6. The Company agrees to pay on demand, and the Banks may charge any deposit or loan account(s) of the Company, for all expenses incurred by the Banks in connection with the negotiation, preparation and administration (including any future waiver or modification and legal counsel as to the rights and duties of the Banks) of this First Amendment to Loan Agreement.

     7. This amendment is limited precisely as written and shall not be deemed to (a) be a consent or waiver of any other term or condition of the Loan Agreement or of any of the documents referred to therein or (b) prejudice any right or rights which the Banks may now have or may have in the future under or in connection with the Loan Agreement or any of the documents referred to therein.

     8. This First Amendment to Loan Agreement is dated for convenience of as October 1, 1997 and shall be effective on the delivery of an executed counterpart to the Company. This First Amendment to Loan Agreement may be executed in counterparts, each of which shall constitute an original, and each of which taken together shall constitute one and the same agreement.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Loan
Agreement to be duly executed and delivered by their duly authorized officers, all as of the day and year first above written.

                                    Borrower:
                                    ---------

                                    NU HORIZONS ELECTRONICS CORP.


                                    By:__________________________
                                       Paul Durando
                                       Vice President/Finance

                                    Agent:
                                    ------

                                    MELLON BANK, N.A., as Agent


                                    By:___________________________
                                       Morris Danon
                                       Senior Vice President

                                    Banks:
                                    ------

                                    MELLON BANK, N.A.


                                    By:___________________________
                                       Morris Danon
                                       Senior Vice President

                                    KEYBANK NATIONAL ASSOCIATION


                                    By:___________________________
                                       Marianne Meil
                                       Vice President

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STATE OF NEW YORK)
                :ss.:
COUNTY OF NASSAU )

     On the ____ day of October, 1997, before me personally came PAUL DURANDO, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 70 Maxess Road, Melville, New York; that he is the Vice President/Finance of NU HORIZONS ELECTRONICS CORP., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                        ---------------------------
                                        Notary Public

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STATE OF NEW YORK )
                      :ss.:
COUNTY OF NASSAU  )

          On the ____ day of October, 1997, before me personally came Morris Danon, to me known, who, being by me duly sworn, did depose and say that he resides at c/o 176 EAB Plaza, West Tower, 11th Floor, Uniondale, NY 11556-0176; that he is a Senior Vice President of MELLON BANK, N.A., the banking institution described in and which executed the foregoing document and that he signed his name thereto by authority of such banking institution.

                                        ____________________________
                                        Notary Public

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STATE OF OHIO              )
                     :ss.:
COUNTY OF                  )

          On the ____ day of October, 1997, before me personally came Marianne Meil, to me known, who, being by me duly sworn, did depose and say that she resides at c/o 127 Public Square, Cleveland, Ohio; that she is a Vice President of KEYBANK NATIONAL ASSOCIATION , the banking institution described in and which executed the foregoing document and that she signed her name thereto by authority of such banking institution.

                                    ____________________________
                                    Notary Public

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